UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

CHIPOTLE MEXICAN GRILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32731	84-1219301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Newport Center Drive

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 524-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Chipotle Mexican Grill, Inc. announced today that it has entered into a Deferred Prosecution Agreement (the “DPA”) with the United States Attorney’s Office for the Central District of California and the United States Department of Justice’s Consumer Protection Branch (collectively, the “DOJ”) to resolve the previously disclosed investigation related to past food safety incidents at several Chipotle restaurants from 2015 through 2018 (the “Food Safety Incidents”).

Pursuant to the DPA, the DOJ will file an information that includes two misdemeanor counts of selling adulterated food in violation of 21 U.S.C. §§ 331(k) and 333(a)(1) of the Food Drug and Cosmetic Act (“FDCA”), but it will agree to defer prosecution for the three year term of the agreement provided that Chipotle complies with its obligations under the DPA. Chipotle has agreed, among other things, to pay a $25 million fine (consisting of a $10 million payment by June 1, 2020, followed by three separate payments of $5 million each to be paid every 30 days after the first payment) and to enhance and maintain its comprehensive compliance program, which is designed to ensure that it complies with all applicable federal and state food safety laws, including the FDCA. Providing that Chipotle complies with all of its obligations under the DPA, the DOJ has agreed to dismiss the Information against Chipotle at the end of the DPA’s three-year term, and not to further prosecute Chipotle for any criminal or civil food safety violations arising from the conduct described in the DPA.

The foregoing description of the DPA does not purport to be complete and is qualified in its entirety by reference to the full text of the DPA, which is filed hereto as Exhibit 10.1 to this Form 8-K and is incorporated by reference in its entirety.

Also attached as Exhibit 99.1 to this Form 8-K is a press statement Chipotle may use or issue as a press release in response to inquiries regarding the settlement with the DOJ.

Item 9.01	Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Exhibit Description

10.1

Deferred Prosecution Agreement dated April 20, 2020 between Chipotle Mexican Grill, Inc. and the United States Attorney’s Office for the Central District of California and the United States Department of Justice’s Consumer Protection Branch

99.1	Chipotle Mexican Grill, Inc. press statement regarding settlement of the DOJ investigation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chipotle Mexican Grill, Inc.

April 21, 2020	By:	/s/ Roger Theodoredis
Roger Theodoredis General Counsel